EXHIBIT 99.1

      Camden Property Trust Announces Second Quarter 2005 Operating Results


    HOUSTON--(BUSINESS WIRE)--Aug. 1, 2005--Camden Property Trust (NYSE:CPT) announced that its net income ("EPS") for the second quarter of 2005 was $21.9 million or $0.39 per diluted share compared to $7.7 million or $0.18 per diluted share for the same period in 2004. For the six months ended June 30, 2005, EPS totaled $188.5 million or $3.53 per diluted share compared to $17.0 million or $0.40 per diluted share for the same period in 2004. EPS for the three months ended June 30, 2005 included a $0.39 per diluted share impact from gain on sale of discontinued operations. EPS for the six months ended June 30, 2005 included a $3.12 per diluted share impact from gain on sale of properties and discontinued operations, $0.45 per diluted share income from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses.

    Funds From Operations ("FFO")

    FFO for the second quarter of 2005 totaled $0.80 per diluted share or $47.0 million, as compared to $0.79 per diluted share or $35.1 million reported for the same period in 2004. FFO for the six months ended June 30, 2005 totaled $1.88 per diluted share or $101.4 million, as compared to $1.63 per diluted share or $71.9 million reported for the same period in 2004. FFO for the six months ended June 30, 2005 included a $0.45 per diluted share impact from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses. FFO for the six months ended June 30, 2004 included income of $0.04 per diluted share related to an insurance settlement for lost rents related to a fire in one of Camden's communities in 2000, and $0.02 per diluted share associated with the sale of technology investments. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 50,970 apartment homes included in consolidated same-property results, second quarter 2005 same-property net operating income ("NOI") growth was 3.9% compared to the second quarter of 2004, with revenues increasing 3.5% and operating expenses increasing 2.8%. On a sequential basis, second quarter 2005 same-property NOI increased 3.3% compared to first quarter 2005, with revenues increasing 2.5% and expenses increasing 1.3% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 1.9%, with revenue growth of 2.3% and expense growth of 2.8% compared to the same period in 2004. Same-property physical occupancy levels for the combined portfolio averaged 95.2% during the second quarter of 2005, compared to 94.0% in the second quarter of 2004 and 93.8% in the first quarter of 2005.
    For the 39,887 apartment homes included in Camden's same-property results, second quarter 2005 revenues increased 3.0% while operating expenses increased 0.6%, producing a 4.7% increase in same-property net operating income ("NOI") compared to the second quarter of 2004. On a sequential basis, second quarter 2005 same-property NOI increased 3.3% compared to first quarter 2005, with revenues increasing 2.1% and expenses increasing 0.4% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 1.6%, with revenue growth of 1.7% and expense growth of 1.9% compared to the same period in 2004.
    For the 11,083 same-property apartment homes acquired from Summit, second quarter 2005 revenues increased 4.7% while operating expenses increased 10.5%, producing a 2.0% increase in same-property net operating income ("NOI") compared to the second quarter of 2004. On a sequential basis, second quarter 2005 same-property NOI increased by 3.1% compared to first quarter 2005, with revenues increasing 3.5% and expenses increasing 4.3% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 2.8%, with revenue growth of 3.7% and expense growth of 5.5% compared to the same period in 2004.
    A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    During the quarter, Camden continued construction on ten apartment communities (including one joint venture community), four of which were originally Summit developments. Of those projects, three are currently in lease-up: Camden Lago Vista in Orlando, FL, Camden Westwind in Ashburn, VA (joint venture), and Camden Farmers Market II in Dallas, TX. The projects are currently 80%, 28% and 12% leased, respectively. The remaining eight communities under construction are expected to begin lease-ups in late 2005 or during 2006.
    Camden also announced one new development start during the quarter: Camden Royal Oaks, an age-restricted project in Houston, TX, with 236 apartment homes. Initial occupancy for Camden Royal Oaks is expected to occur in the first quarter of 2006, with stabilization projected in mid-2007.

    Disposition Activity

    During the quarter, the Company disposed of Camden Ybor City, a 454-home apartment community in Tampa, FL for $61.5 million.
Subsequent to quarter-end, Camden sold Summit Lenox, a 431-home apartment community in Atlanta, GA for $30.2 million.

    Earnings Guidance

    Camden updated 2005 earnings guidance, narrowing the expected range by $0.05 per diluted share on both the high and low ends of the range, and incorporating a one-time charge of $0.04 per diluted share relating to the refinancing of joint venture debt anticipated during the third quarter of 2005. The Company now expects 2005 FFO of $3.40 to $3.50 per diluted share, and third quarter 2005 FFO of $0.74 to $0.78 per diluted share. EPS is expected to be between ($0.04) and ($0.08) per diluted share for the third quarter of 2005, and between $3.24 and $3.34 for full-year 2005, including the anticipated charge relating to refinancing of joint venture debt, and excluding any future gains from potential property or land sales. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Tuesday, August 2, 2005 at 1:00 p.m. Central Time to review its second quarter results and discuss its outlook for future performance. To participate in the call, please dial 866-761-0748 (domestic) or 617-614-2706
(international) by 12:50 p.m. Central Time and request the Camden Property Trust Second Quarter Earnings Call, Conference Passcode #23073400, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 190 properties containing 65,561 apartment homes across the United States. Upon completion of eleven properties under development, the Company's portfolio will increase to 69,422 apartment homes in 201 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at http://www.camdenliving.com.



CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------

 (Unaudited)                   Three Months Ended  Six Months Ended
                                    June 30,           June 30,
                               ------------------ -------------------
 OPERATING DATA                  2005     2004    2005 (a)    2004
 ----------------------------- ------------------ -------------------
 Property Revenues
 Rental revenues               $127,986  $93,227  $235,303  $186,881
 Other property revenues         11,521    8,509    21,345    16,752
                               ------------------ -------------------
    Total property revenues     139,507  101,736   256,648   203,633

 Property Expenses
 Property operating and
  maintenance                    38,235   30,564    72,409    60,017
 Real estate taxes               15,780   11,496    28,957    22,678
                               ------------------ -------------------
    Total property expenses      54,015   42,060   101,366    82,695

 Non-property income
 Fee and asset management         1,834    2,496     9,140     4,677
 Sale of technology
  investments                         -        -    24,199       863
 Interest and other income        1,265    1,801     4,488     5,219
                               ------------------ -------------------
    Total non-property income     3,099    4,297    37,827    10,759

 Other expenses
 Property management              3,922    2,742     7,142     5,611
 Fee and asset management         1,043    1,006     2,991     1,995
 General and administrative       6,558    4,140    11,834     8,326
 Transaction compensation and
  merger expenses                   261        -    14,085         -
 Interest                        28,584   19,261    52,085    40,396
 Amortization of deferred
  financing costs                   796      719     2,017     1,483
 Amortization of acquired in
  place leases                    9,497        -    12,663         -
 Depreciation and amortization   36,116   25,727    66,034    51,520
                               ------------------ -------------------
    Total other expenses         86,777   53,595   168,851   109,331
                               ------------------ -------------------

 Income from continuing           1,814   10,378    24,258    22,366
  operations before gain on
  sale of properties, equity
  in income of joint ventures
  and minority interests
 Gain on sale of properties,
  including land                      -        -   132,128     1,255
 Equity in income of joint
  ventures                          245       67       355       166
 Income allocated to minority
  interests
    Distributions on perpetual
     preferred units             (1,750)  (2,843)   (3,528)   (5,686)
    Original issuance costs on
     redeemed perpetual
     preferred units                  -        -      (365)        -
    Income allocated to common
     units and other minority
     interests                     (581)    (728)   (1,726)   (1,441)
                               ------------------ -------------------
 Income (loss) from continuing
  operations                       (272)   6,874   151,122    16,660
    Income from discontinued
     operations                     400      821     1,290     1,609
    Income from discontinued
     operations allocated to
     common units                     -      (41)        -       (84)
    Impairment loss on land
     held for sale                    -        -         -    (1,143)
    Gain on sale of
     discontinued operations     21,724        -    36,104         -
                               ------------------ -------------------
 Net income                     $21,852   $7,654  $188,516   $17,042
                               ================== ===================

 PER SHARE DATA
 -----------------------------
   Net income - basic             $0.41    $0.19     $3.78     $0.42
   Net income - diluted            0.39     0.18      3.53      0.40
   Income (loss) from
    continuing operations -
    basic                          0.00     0.17      3.03      0.41
   Income (loss) from
    continuing operations -
    diluted                       (0.01)    0.16      2.84      0.39

 Weighted average number of
  common and common equivalent
  shares outstanding:
      Basic                      53,873   40,291    49,909    40,161
      Diluted                    55,538   42,419    53,916    42,283

 PROPERTY DATA
 -----------------------------
   Total operating properties
    (end of period) (b)             191      145       191       145
   Total operating apartment
    homes in operating
    properties (end of period)
    (b)                          65,992   51,882    65,992    51,882
   Total operating apartment
    homes (weighted average)     56,296   47,013    53,476    46,962
   Total operating apartment
    homes - excluding
    discontinued operations
    (weighted average)           55,800   45,575    52,867    45,524


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.

Note: Please refer to following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.




 CAMDEN                                          FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------


 (Unaudited)                      Three Months Ended Six Months Ended
                                       June 30,          June 30,
                                  ------------------ -----------------
 FUNDS FROM OPERATIONS              2005     2004    2005 (a)  2004
 -------------------------------- ------------------ -----------------

   Net income                      $21,852   $7,654  $188,516 $17,042
   Real estate depreciation and
    amortization from continuing
    operations                      45,005   25,312    77,463  50,616
   Real estate depreciation from
    discontinued operations              -      814         -   1,630
   Adjustments for unconsolidated
    joint ventures                   1,297      525     1,965   1,047
   Income from continuing
    operations allocated to
    common units                       581      728     1,726   1,441
   Income from discontinued
    operations allocated to
    common units                         -       41         -      84
   (Gain) on sale of operating
    properties                           -        -  (132,117)      -
   (Gain) on sale of discontinued
    operations                     (21,724)       -   (36,104)      -
                                  ------------------ -----------------
      Funds from operations -
       diluted                     $47,011  $35,074  $101,449 $71,860
                                  ================== =================

 PER SHARE DATA
 --------------------------------
   Funds from operations -
    diluted                          $0.80    $0.79     $1.88   $1.63
   Cash distributions                 0.64     0.64      1.27    1.27

 Weighted average number of
  common and common equivalent
  shares outstanding:
      FFO - diluted                 58,407   44,295    53,916  44,160

 PROPERTY DATA
 --------------------------------
   Total operating properties
    (end of period) (b)                191      145       191     145
   Total operating apartment
    homes in operating properties
    (end of period) (b)             65,992   51,882    65,992  51,882
   Total operating apartment
    homes (weighted average)        56,296   47,013    53,476  46,962
   Total operating apartment
    homes - excluding
    discontinued operations
    (weighted average)              55,800   45,575    52,867  45,524


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.

Note: Please refer to following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.




CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)
----------------------------------------------------------------------
  (Unaudited)                               Jun 30,        Mar 31,
                                             2005           2005
                                        -------------- --------------
ASSETS
Real estate assets, at cost
  Land                                       $657,433       $655,321
  Buildings and improvements                3,839,732      3,810,003
                                        -------------- --------------
                                            4,497,165      4,465,324
  Accumulated depreciation                   (694,120)      (658,683)
                                        -------------- --------------
      Net operating real estate assets      3,803,045      3,806,641
  Properties under development,
   including land                             368,022        348,202
  Investment in joint ventures                 37,074         38,107
  Properties held for sale                     39,930         72,338
                                        -------------- --------------
      Total real estate assets              4,248,071      4,265,288
Accounts receivable - affiliates               35,084         33,587
Notes receivable
  Affiliates                                   11,108         10,729
  Other                                        32,283         32,274
Other assets, net (a)                         101,475         95,941
Cash and cash equivalents                       6,432          6,351
Restricted cash                                 6,375          5,835
                                        -------------- --------------
      Total assets                         $4,440,828     $4,450,005
                                        ============== ==============


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                              $1,860,107     $1,900,710
    Secured                                   672,557        675,473
Accounts payable                               61,220         54,975
Accrued real estate taxes                      29,510         17,179
Accrued expenses and other
 liabilities (b)                              130,993        131,155
Distributions payable                          39,513         15,223
                                        -------------- --------------
      Total liabilities                     2,793,900      2,794,715

Commitments and contingencies

Minority interests
  Perpetual preferred units                    97,925         97,925
  Common units                                118,119        121,734
  Other minority interests                      9,878          9,880
                                        -------------- --------------
      Total minority interests                225,922        229,539

Shareholders' equity
  Common shares of beneficial interest            606            605
  Additional paid-in capital                1,910,750      1,903,541
  Distributions in excess of net income      (236,954)      (224,533)
  Unearned restricted share awards            (15,732)       (15,185)
  Employee notes receivable                    (2,084)        (3,097)
  Treasury shares, at cost                   (235,580)      (235,580)
                                        -------------- --------------
      Total shareholders' equity            1,421,006      1,425,751
                                        -------------- --------------
      Total liabilities and
       shareholders' equity                $4,440,828     $4,450,005
                                        ============== ==============

(a) includes:
      net deferred charges of:                $14,266        $13,386
      value of in place leases of:            $18,995        $29,186

(b) includes:
      deferred revenues of:                   $34,990        $35,797
      above/below market leases of:            $1,675         $2,537



  (Unaudited)                       Dec 31,     Sep 30,     Jun 30,
                                     2004        2004        2004
                                  ----------- ----------- -----------
ASSETS
Real estate assets, at cost
  Land                              $399,054    $406,760    $406,626
  Buildings and improvements       2,511,195   2,583,555   2,573,099
                                  ----------- ----------- -----------
                                   2,910,249   2,990,315   2,979,725
  Accumulated depreciation          (688,333)   (680,184)   (653,581)
                                  ----------- ----------- -----------
      Net operating real estate
       assets                      2,221,916   2,310,131   2,326,144
  Properties under development,
   including land                    176,769     174,351     163,326
  Investment in joint ventures         9,641      10,076      10,371
  Properties held for sale            62,418       1,800       1,800
                                  ----------- ----------- -----------
      Total real estate assets     2,470,744   2,496,358   2,501,641
Accounts receivable - affiliates      31,380      30,434      29,981
Notes receivable
  Affiliates                          10,367      10,010       9,665
  Other                               44,547      53,599      48,333
Other assets, net (a)                 66,164      49,804      48,063
Cash and cash equivalents              2,253       2,465       1,922
Restricted cash                        3,909       4,259       4,841
                                  ----------- ----------- -----------
      Total assets                $2,629,364  $2,646,929  $2,644,446
                                  =========== =========== ===========


LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities
  Notes payable
    Unsecured                     $1,407,208  $1,435,197  $1,332,216
    Secured                          169,197     170,129     229,423
Accounts payable                      31,904      28,794      31,309
Accrued real estate taxes             27,324      32,732      21,935
Accrued expenses and other
 liabilities (b)                      65,237      48,192      43,957
Distributions payable                 30,412      30,331      31,038
                                  ----------- ----------- -----------
      Total liabilities            1,731,282   1,745,375   1,689,878

Commitments and contingencies

Minority interests
  Perpetual preferred units          115,060     115,060     149,815
  Common units                        44,507      43,881      44,884
  Other minority interests                 -           -           -
                                  ----------- ----------- -----------
      Total minority interests       159,567     158,941     194,699

Shareholders' equity
  Common shares of beneficial
   interest                              486         486         485
  Additional paid-in capital       1,348,848   1,346,040   1,344,366
  Distributions in excess of net
   income                           (361,973)   (353,996)   (333,416)
  Unearned restricted share awards   (13,023)    (14,069)    (15,384)
  Employee notes receivable                -           -           -
  Treasury shares, at cost          (235,823)   (235,848)   (236,182)
                                  ----------- ----------- -----------
      Total shareholders' equity     738,515     742,613     759,869
                                  ----------- ----------- -----------
      Total liabilities and
       shareholders' equity       $2,629,364  $2,646,929  $2,644,446
                                  =========== =========== ===========

(a) includes:
      net deferred charges of:       $11,361      $8,917      $8,756
      value of in place leases of:         -           -           -

(b) includes:
      deferred revenues of:           $2,280      $1,657      $1,877
      above/below market leases of:        -           -           -





 CAMDEN                                    NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)
----------------------------------------------------------------------

 (Unaudited)

 This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.


 FFO
 --------------------
 The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from of depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                Three Months Ended  Six Months Ended
                                     June 30,           June 30,
                                ------------------ -------------------
                                  2005     2004      2005      2004
                                ------------------ -------------------
   Net income                     $21,852  $7,654   $188,516  $17,042
   Real estate depreciation and
    amortization from
    continuing operations          45,005  25,312     77,463   50,616
   Real estate depreciation
    from discontinued
    operations                          -     814          -    1,630
   Adjustments for
    unconsolidated joint
    ventures                        1,297     525      1,965    1,047
   Income from continuing
    operations allocated to
    common units                      581     728      1,726    1,441
   Income from discontinued
    operations allocated to
    common units                        -      41          -       84
   (Gain) on sale of operating
    properties                          -       -   (132,117)       -
   (Gain) on sale of
    discontinued operations       (21,724)      -    (36,104)       -
                                ------------------ -------------------
      Funds from operations -
       diluted                    $47,011 $35,074   $101,449  $71,860
                                ================== ===================

 Weighted average number of
  common and common equivalent
  shares outstanding:
    EPS diluted                    55,538  42,419     53,916   42,283
    FFO diluted                    58,407  44,295     53,916   44,160

 Net income per common share -
  diluted                            0.39    0.18      $3.53    $0.40
 FFO per common share - diluted     $0.80   $0.79      $1.88    $1.63


 Expected FFO
 ------------------------------
 Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income
 (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                3Q05 Range         2005 Range
                                   Low      High      Low      High
                                ------------------ -------------------

 Expected net income per share
  - diluted                        ($0.08) ($0.04)     $3.24    $3.34
 Expected real estate
  depreciation                       0.79    0.79       3.01     3.01
 Expected adjustments for
  unconsolidated joint ventures      0.02    0.02       0.08     0.08
 Expected income allocated to
  common units                       0.01    0.01       0.04     0.04
 Expected (gain) on sale of
  properties and properties
  held for sale                      0.00    0.00      (2.98)   (2.98)
                                ------------------ -------------------
 Expected FFO per share -
  diluted                           $0.74   $0.78      $3.40    $3.50


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.


 Net Operating Income (NOI)
 ------------------------------
 NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                Three Months Ended  Six Months Ended
                                     June 30,           June 30,
                                ------------------ -------------------
                                  2005     2004      2005      2004
                                ------------------ -------------------
 Net income                       $21,852  $7,654   $188,516  $17,042
 Fee and asset management          (1,834) (2,496)    (9,140)  (4,677)
 Sale of technology investments         -       -    (24,199)    (863)
 Interest and other income         (1,265) (1,801)    (4,488)  (5,219)
 Property management expense        3,922   2,742      7,142    5,611
 Fee and asset management
  expense                           1,043   1,006      2,991    1,995
 General and administrative
  expense                           6,558   4,140     11,834    8,326
 Transaction compensation and
  merger expenses                     261       -     14,085        -
 Interest expense                  28,584  19,261     52,085   40,396
 Amortization of deferred
  financing costs                     796     719      2,017    1,483
 Amortization of acquired in
  place leases                      9,497       -     12,663        -
 Depreciation and amortization     36,116  25,727     66,034   51,520
 Gain on sale of properties,
  including land                        -       -   (132,128)  (1,255)
 Impairment loss on land held
  for sale                              -       -          -    1,143
 Equity in income of joint
  ventures                           (245)    (67)      (355)    (166)
 Distributions on perpetual
  preferred units                   1,750   2,843      3,528    5,686
 Original issuance costs on
  redeemed perpetual preferred
  units                                 -       -        365        -
 Income allocated to common
  units and other minority
  interests                           581     728      1,726    1,441
 Income from discontinued
  operations                         (400)   (821)    (1,290)  (1,609)
 Income from discontinued
  operations allocated to
  common units                          -      41          -       84
 Gain on sale of discontinued
  operations                      (21,724)      -    (36,104)       -
                                ------------------ -------------------
    Net Operating Income (NOI)    $85,492 $59,676   $155,282 $120,938

 CPT-"Same Property"
  Communities                     $52,677 $50,304   $103,656 $102,057
 Summit-"Same Property"
  Communities                      22,452       -     29,724        -
 CPT Non-"Same Property"
  Communities                       3,969   2,873      8,331    5,870
 Summit Non-"Same Property"
  Communities                       5,240       -      6,797        -
 Development and Lease-Up
  Communities                         204       -        233        -
 Dispositions / Other                 950   6,499      6,541   13,011
                                ------------------ -------------------
   Net Operating Income (NOI)     $85,492 $59,676   $155,282 $120,938


 EBITDA
 ------------------------------
 EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                Three Months Ended  Six Months Ended
                                     June 30,           June 30,
                                ------------------ -------------------
                                  2005     2004      2005      2004
                                ------------------ -------------------
 Net income                       $21,852  $7,654   $188,516  $17,042
 Interest expense                  28,584  19,261     52,085   40,396
 Amortization of deferred
  financing costs                     796     719      2,017    1,483
 Amortization of acquired in
  place leases                      9,497       -     12,663        -
 Depreciation and amortization     36,116  25,727     66,034   51,520
 Distributions on perpetual
  preferred units                   1,750   2,843      3,528    5,686
 Original issuance costs on
  redeemed perpetual preferred
  units                                 -       -        365        -
 Income allocated to common
  units                               581     728      1,726    1,441
 Real estate depreciation from
  discontinued operations               -     814          -    1,630
 Gain on sale of properties,
  including land                        -       -   (132,128)  (1,255)
 Impairment loss on land held
  for sale                              -       -          -    1,143
 Equity in income of joint
  ventures                           (245)    (67)      (355)    (166)
 Gain on sale of discontinued
  operations                      (21,724)      -    (36,104)       -
 Income from discontinued
  operations allocated to
  common units                          -      41          -       84
                                ------------------ -------------------
  EBITDA                          $77,207 $57,720   $158,347 $119,004

    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549